UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2015

THE GORMAN-RUPP COMPANY

(Exact name of registrant as specified in its charter)

Ohio	1-6747	34-0253990
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 South Airport Road Mansfield, Ohio	44903
(Address of principal executive offices)	(Zip Code)

(419) 755-1011

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 23, 2015, The Gorman-Rupp Company (the “Company”) issued a news release announcing its financial results for the first quarter ended March 31, 2015. This news release is included as Exhibit 99.1 and is being furnished, not filed, with this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 23, 2015, the Company held its Annual Meeting of Shareholders, where the Company’s shareholders approved The Gorman-Rupp Company 2015 Omnibus Incentive Plan (the “Incentive Plan”). Under the Incentive Plan, employees of the Company may be granted the following types of awards with respect to the Company’s common shares: restricted stock, restricted stock units, performance-based awards, incentive stock options, nonqualified stock options, stock appreciation rights, and other share-based awards. Subject to adjustment as provided in the Incentive Plan, the total number of Company common shares, without par value, available for issuance under the Incentive Plan is 1,000,000 shares. The material terms of the Incentive Plan are summarized in the Company’s definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 19, 2015.

The description of the Incentive Plan as contained herein is qualified in its entirety by reference to the full text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders

The annual meeting of the shareholders of the Company was held on April 23, 2015 in Mansfield, Ohio (“Annual Meeting”). As of the record date, there were a total of 26,260,543 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 22,393,959 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present. Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting and the final voting results on each such matter.

1.	Fix the number of Directors of the Company at eight and to elect eight Directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. The voting results were as follows:

	For	Withheld	Broker Non-Votes
James C. Gorman	20,010,086	85,873	2,298,000

Jeffrey S. Gorman	20,020,738	75,221	2,298,000

M. Ann Harlan	20,030,570	65,389	2,298,000

Thomas E. Hoaglin	19,698,579	397,380	2,298,000

Christopher H. Lake	19,968,888	127,071	2,298,000

Kenneth R. Reynolds	20,027,193	68,766	2,298,000

Rick R. Taylor	20,014,924	81,035	2,298,000

W. Wayne Walston	20,001,504	94,455

2.	Approve and adopt an amendment of the Company’s Code of Regulations to authorize the Board of Directors to amend the Code of Regulations to the extent permitted by Ohio law. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
11,271,961	8,783,062	40,936	2,298,000

3.	Approve and adopt an amendment of the Company’s Code of Regulations to authorize the formation of committees of the Board of Directors consisting of one or more directors and subcommittees. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
15,056,561	4,998,501	40,897	2,298,000

4.	Approve and adopt The Gorman-Rupp Company 2015 Omnibus Incentive Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
19,599,367	420,416	76,176	2,298,000

5.	Approve, on an advisory basis, the compensation of the Company’s named Executive Officers. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
19,661,695	373,518	60,746	2,298,000

6.	Ratify the appointment of Ernst & Young LLP as independent registered public accountants for the Company during the year ending December 31, 2015. The voting results were as follows:

For	Against	Abstain
22,278,764	74,761	40,434

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	The Gorman-Rupp Company 2015 Omnibus Incentive Plan

Exhibit 99.1	News Release dated April 23, 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GORMAN-RUPP COMPANY

By: /s/ Brigette A. Burnell
Brigette A. Burnell
General Counsel and Secretary

April 28, 2015

Exhibit Index

Exhibit Number	Description

10.1	The Gorman-Rupp Company 2015 Omnibus Incentive Plan

99.1	News Release dated April 23, 2015